Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 27, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

BRIGHTHOUSE SMALL CAP VALUE PORTFOLIO

Michael Foley serves as a portfolio manager of the Brighthouse Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the first paragraph of the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Christopher S. Beck, CFA, Executive Director and Chief Investment Officer – US Small-Mid Cap Value Equity, and Steven G. Catricks, CFA, Kelley A. McKee, CFA, and Kent P. Madden, CFA, each Vice President and Senior Portfolio Manager, all with DIFA, have managed the Portfolio since 2014. Michael Foley, CFA, Vice President and Senior Portfolio Manager, has managed the Portfolio since 2019.

In the section of the Prospectus entitled “Additional Information About Management – The Subadvisers,” the fifth, sixth, seventh, eighth and ninth paragraphs are deleted in their entirety and replaced with the following:

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Portfolio, and Mr. Beck regularly consults with Steven Catricks, Kent Madden, Kelley McKee, and Michael Foley.

Christopher S. Beck, CFA, Executive Director and Chief Investment Officer – US Small-Mid Cap Value Equity, leads the firm’s US Small-Mid Cap Value Equity team. He joined MIM in 1997 as a vice president and senior portfolio manager.

Steven G. Catricks, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team.

Kent P. Madden, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2004 as an equity analyst.

Kelley A. McKee, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. She joined MIM in 2005 as an equity analyst.

Michael Foley, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2015 as an equity analyst.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE